SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Equity 500 Index Fund
DWS Equity 500 Index VIP
DWS S&P 500 Index Fund
DWS Small Cap Index VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of each fund’s prospectus.
Chris J. Jaeger. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Michael Gleeman, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
The following information replaces the existing similar disclosure for the funds under the “MANAGEMENT” heading in the “FUND DETAILS” section of each fund’s prospectus.
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Chris J. Jaeger. Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined Northern Trust Investments, Inc. in 2000 and is responsible for the management of equity index portfolios.
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BBA in Finance from the University of Iowa; MBA from the Northwestern University Kellogg School of Management.
Michael Gleeman, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
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Joined Northern Trust Investments, Inc. in 2003 and is responsible for the management of equity index portfolios.
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BA in Economics from Binghamton University.
Please Retain This Supplement for Future Reference
September 25, 2024
PROSTKR24-81